UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

TERRA NITROGEN COMPANY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On February 17, 2016, Terra Nitrogen Company, L.P., a Delaware limited partnership (“TNCLP”) issued a press release announcing its results for the quarter ended December 31, 2015. The press release is attached hereto as Exhibit 99.1.

The information set forth herein, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.
Exhibit No.    Description of Exhibit

99.1	Press release dated February 17, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
		By:	Terra Nitrogen GP Inc.
		Its:	General Partner

		By:	/s/ Dennis P. Kelleher
		Name:	Dennis P. Kelleher
		Title:	Senior Vice President and Chief Financial Officer
Date:	February 17, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 17, 2016

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